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EXHIBIT 99.1

Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Polymer Group, Inc. (the "Company") on Form 10-K for the period ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James L. Schaeffer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES L. SCHAEFFER James L. Schaeffer Chief Executive Officer
April 14, 2003

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  EXHIBIT 99.1